UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 13, 2020, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2020 (“say-on-pay”); and (3) to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2021.

Before proceeding with the business of the meeting, the Chairman of the Board, Robert L. Scott, announced with great sadness the passing of long-time director, Mitchell A. Saltz. Mr. Scott stated that Mr. Saltz made numerous contributions to the success of the company over the years. He further indicated that obviously there would be no nominee in his place at this time, and six rather than seven directors will be elected at the meeting.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non- Votes
Robert L. Scott	28,798,763	872,130	16,414,458
Michael F. Golden	29,212,771	458,122	16,414,458
Anita D. Britt	29,376,998	293,895	16,414,458
John B. Furman	28,154,432	1,516,461	16,414,458
Barry M. Monheit	28,611,334	1,059,559	16,414,458
Mark P. Smith	29,257,726	413,167	16,414,458

Our stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	27,499,513	2,000,213	171,167	16,414,458

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending April 30, 2021. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Deloitte & Touche LLP as independent registered public accountants	45,543,140	345,140	197,071	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: October 13, 2020	By:	/s/ Robert J. Cicero
Robert J. Cicero
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary